SUPPLEMENTARY CASH FLOW INFORMATION (Details) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Net Change In Non-cash Working Capital Items:
Inventory	$ 339	$ (74)
Prepaid Expenses And Other Assets	(327)	(68)
Taxes Recoverable	210	(165)
Taxes Payable	(28)	(7)
Accounts Payable And Accrued Liabilities	1,013	308
Amounts Receivable	(1,394)	(140)
Amounts Due To Related Parties	(15)	(6)
Net Change In Non-cash Working Capital	$ (202)	$ (152)